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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) JANUARY 25, 2000
                                                        ------------------------

                                 AGENCY.COM LTD.
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               (Exact name of registrant as specified in charter)

         DELAWARE                       000-28293                 13-3808969
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                   File Number)        Identification No.)

20 EXCHANGE PLACE, NEW YORK, NEW YORK                                 10005
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code            (212) 358-2600
                                                   -----------------------------


                 665 BROADWAY, NEW YORK, NEW YORK 10012
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       (Former name or former address, if changed since last report.)


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ITEM 5   OTHER EVENTS

                  On January 25, 2000, AGENCY.COM Ltd. ("AGENCY.COM") announced it had completed its acquisition of Pictoris Interactive SA. A copy of the press release announcing the acquisition of Pictoris Interactive SA is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.         The following documents are filed as
                                    exhibits to this report:

                  99.1              Press Release dated January 25, 2000.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      AGENCY.COM Ltd.

Date: January 31, 2000

                                                      By: /s/ Charles Dickson
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX

                  Exhibit

                  99.1              Press Release dated January 25, 2000